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                                                                    Exhibit 99.1

Slide 1:

Colorado MEDtech, Inc.


Graphic: Photo montage of Colorado MEDtech, Inc. products

Slide 2:

Safe Harbor Statement


The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "expects", "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations, the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent and other factors as are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements whether as a result of new information, future events or otherwise.


Slide 3:

Our Mission and Vision

Mission

To be the world leader in high quality, advanced medical outsourcing services and medical imaging components and accessories.


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Vision

We aspire to be our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.


Slide 4:

About Colorado MEDtech, Inc.:

Colorado MEDtech is a leading, full-service, OneSource OutSource(TM) provider of advanced medical technology, including device and disposables development, software, medical device connectivity, manufacturing, critical system components for medical imaging, and ultrasound accessories.

     -    One-stop service

     -    Faster time to market

     -    Innovative technical solutions

     -    Integrated development and manufacturing

Graphic: Photo of meeting with client and photo of manufacturing.


Slide 5:

CMED Corp. Headquarters and RELA R&D, Boulder, CO

-    500+ Total Employees

-    200+ Technical Employees

-    180+ Manufacturing Employees

-    162,500 total Sq. Ft.

RELA Manufacturing, Longmont, CO

Imaging & Power Systems, Longmont, CO

CIVCO, Kalona, IA

Graphics: Photos of Company facilities


Slide 6:

Who Are Our Customers?


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We work in close cooperation with major medical device, biotech, and medical imaging companies.

Abbott Laboratories
Affymetrix
Applied Biosystems
Bausch & Lomb
Baxter
Bayer
Becton Dickinson
Boston Scientific
Carter Wallace
Dade International
Dupont
Eli Lilly
GE Medical Systems
Gene Logic
Hitachi Medical Corp.
Instrumentation Labs
Johnson & Johnson
Mallinckrodt/Nellcor/Tyco
Medtronic
Ohmeda
Pharmacia
Philips
Physio-Control
St. Jude Medical
Siemens
SpaceLabs Medical
Stryker
Target Therapeutics
Trek Diagnostics
Valleylab/Tyco
Xanthon

And many more. . .

"We are very pleased with the results of our collaboration with Colorado
MEDtech."
                         - Bob McMillen, DuPont Qualicon

Graphic: Photo of manufacturing at Company facility



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Slide 7:

U.S. Outsource Market

-    $60B Medical Device Market Growing 8-10% per year

-    $90B Electronics Mfg. Services Market Growing 25% per year

-    $3B Medical Device Outsourcing Market

-    $14B Medical IT Market

Source: HIMA, Technology Forecasters, Inc., Frost & Sullivan and analyst estimates. (1998 figures)

Graphic: Photo montage of products


Slide 8:

A Closer Look:

CMED's Portion of the Outsourcing Market:

-    Ultra-High Tech and Value Added

-    Low-Value Build-to-Print

CMED is strongly positioned in the advanced technology market.

Graphic: Photo montage of products showing that CMED's portion of the outsourcing market is the ultra-high tech and value-added portion


Slide 9:

Executive Summary

o    Our strategic focus is on two core markets

     -    Advanced medical technology and software outsourcing services

     -    Medical imaging services

o    Increased bookings 20% compared to last year

o    Increased revenues quarter over quarter during the past nine months

o Operating results are on track with our previously announced program and our expectations

o    Passed external independent quality systems audit

o    Strong balance sheet



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Slide 10:

OneSource OutSource(TM)

o    OneSource OutSource(TM) strategy

o    Focus on customer satisfaction and repeat business

o    Strategic partnerships

Graphic: Drawing of hands shaking, over globe, surrounded by words: Listen, Think, Create, Deliver

-    One-stop service

-    Faster time to market

-    Innovative technical solutions

-    Integrated development and manufacturing

Results: Increased Bookings.


Slide 11:

Core Strategies and Business Drivers

o    Partner with OEM customers as the OneSource OutSource(TM)

o Establish CMED as the world class medical device connectivity technology company

o    Expand CMED's OEM critical component and accessories portfolio

o    Expand CMED's imaging accessories portfolio and build brand awareness

o    Actively pursue strategic alliances and acquisitions

Slide 12

Colorado MEDtech Introduces the Future of Medical Device Connectivity

o Exhibiting a demonstration of wireless connectivity technologies in a hospital intensive care unit setting

o Booth 2539 of the Medical Design and Manufacturing East Exposition and Conference (MDM East 2001), June 5, 6 and 7 at the Jacob Javits Center

o Featured is a connectivity platform for both monitoring and controlling multiple devices, including vital signs monitors, IV pumps, other diagnostic and therapeutic devices using wireless networking (IEEE 802.11) and web-based technologies

o Also displaying Link IT(TM) technology that connects existing medical instrumentation to the internet and hospital information systems


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Slide 13

Customer Satisfaction

o    Expanded existing business with current customers

o    Added 27 new customers over past nine months

o    Continue to transition key projects from development to manufacturing


Slide 14

Customer Satisfaction

Graphic: Photo of Ken McKelvey

"We have found CMED to be a highly reliable, thoroughly professional development and manufacturing partner. Relationships such as this are essential, and CMED has always met or exceeded our expectations."

- Ken McKelvey, Chief Technology Officer and Vice President of Operations, DuPont Qualicon

Graphic: Photo of Daryl Bordon

"We went through various changes in response to our market needs, and Colorado MEDtech was responsive, understanding, and accommodating. I appreciated the experience, knowledge, and professionalism of the development team. I felt that CMED shared our sense of urgency."

-    Daryl Bordon, Manager, Monitoring Programs, Mallinckrodt/Nellcor

Graphic: Photo of Stacey Baba

"Good communication is key during product development. The engineers at CMED/CIVCO were responsive to our questions and concerns. Their knowledge and guidance were instrumental to the success of the projects."

-    Stacey Baba, Engineering Program Manager, Acuson Corporation


Slide 15

Financial

Results for the Nine Months Ended March 31, 2001

o    Revenue $56.7 million

o    Gross margin $17.9 million (31%)


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o    Net loss $978 thousand

o    Net cash flow used in operating activities - $1.4 million

o    Bookings increased to $60-65 million, up 20% over prior year

Results for the Three Months Ended March 31, 2001

o    Revenue $21.0 million

o    Gross margin $6.5 million (31%)

o    Net loss $635 thousand

o    Net cash flow used in operating activities - $3.3 million


Slide 16

Financial

Balance Sheet As of March 31, 2001

Assets

o    Cash $11.3 million

o    Accounts receivable $13.7 million

o    Inventory $15.5 million

o    Total current assets $44.9 million

o    Total assets $55.5 million

Liabilities

o    Current liabilities $18.5 million

o    Long-term debt $44.0 thousand

o    Equity $37.0 million


Slide 17

Other Highlights

- August 2000 - The DENVER POST lists Colorado MEDtech as one of Colorado's 100 top-performing public companies

- September 2000 - FORTUNE MAGAZINE names Colorado MEDtech to its 100 fastest growing companies list for the second year in a row

- October 2000 -The DENVER BUSINESS JOURNAL names Colorado MEDtech as one of the top 100 Colorado companies

- October 2000 - Deloitte & Touche gives Colorado MEDtech a Colorado Technology Fast 50 award

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-    December 2000 - Colorado MEDtech acquires assets of the ultrasound supplies group of ATL Ultrasound. We also sign a five year product development contract with ATL

-    February 2001 - Anthony J. Dimun joins Colorado MEDtech Board of Directors

- March 2001 - Colorado MEDtech strengthens genomics position with a multi-year program with Xanthon

- April 2001 - Colorado MEDtech announces expense reduction program with projected annual savings of $2 million


Slide 18

Core Organizational Structure

Colorado MEDtech, Inc.

         Medical Technology and Software Services
                                RELA
                                    Design
                                    Develop
                                    Manufacture
                                    Distribute

                                            OEM

                          Medical Imaging Services

                IPS                        CIVCO
                  Design                       Design
                  Develop                      Develop
                  Manufacture                  Manufacture
                  Distribute                   Distribute

                          OEM                         OEM

                                                      End User


Slide 19

Core Business Units -- CMED RELA

--CMED RELA

o Custom engineering, design and development of medical products which include diagnostics, biotechnology, therapeutics, and software, and medical device connectivity platforms

o    Objectives for FY2001


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-    Continue expansion strategy: 18 new customers and many new and expanded contracts with current customers through Q3

- Introduce CMED's web-enabled medical and diagnostic device platform in Q1 - Completed

-    Introduce CMED's wireless instrument technology portfolio


Slide 20:

Therapeutic Devices

Portable Radioisotope Detection System
Graphic: Photo of Portable Radioisotope Detection System

Colleague(R) 3 Volumetrix Infusion Pump
Graphic: Photo of Colleague(R) 3 Volumetrix Infusion Pump


Slide 21

Diagnostic Systems

LeadCare Blood Lead Level Analyzer
Graphic: Photo of LeadCare Blood Lead Level Analyzer

Septicemia Diagnostic Device
Graphic: Photo of Septicemia Diagnostic Device


Slide 22

Biotechnology Systems

RiboPrinter(TM) Microbial Characterization System
Graphic: Photo of RiboPrinter(TM) Microbial Characterization System

Electrochemical Detection of DNA, RNA, and Proteins
Graphic: Photo of Electrochemical Detection of DNA, RNA, and Proteins


Slide 23

Medical Device Connectivity

o    Link IT(TM)connectivity tools and services


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o    Wireless connectivity

o    Remote access to clinical instruments

o    Common user interface

o    Remote data storage

o    Mobile user interface instruments

o    Server-based medical devices


Slide 24

Core Business Units -- Imaging & Power Systems

IPS

o    Outsourcing services and products for medical imaging:

     -    A broad line of advanced power platforms

     -    A world-class power engineering team

     - Industry-recognized imaging system technical resources and manufacturing capabilities

o    Objectives for FY2001

     -    Product Pipeline

          -    Fully commercialize computed tomography ("CT") power source

          -    Development of state-of-the-art MRI system for Hitachi

          -    Development of MRI -- Solid state power source

     - Increase sales by capitalizing on strong relationships with existing customer base

     - Expansion strategy: new products with existing customers; added 3 new customers; many new and expanded contracts with current customers through Q3


Slide 25:

Imaging & Power Systems

High Voltage CT Generators
Graphic: Photo of High Voltage CT Generator

Magnetic Resonance Imaging
Graphic: Photo of MRI unit


Slide 26:

Core Business Units -- CIVCO


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CIVCO

o Develops and manufactures specialized medical products for ultrasound imaging and minimally invasive surgical equipment

o    Objectives for FY2001

     - Focus on corporate accounts for single source solutions in product development and distribution

     - Expansion of market opportunity via exclusive development arrangements with manufacturers

     - Expansion and integration of ATL Ultrasound supplies and accessories group acquired in December 2000


Slide 27:

CIVCO

         Custom Design and Manufacturing

               -    Needle guidance systems

               -    Transducer covers

               -    Ultrasound supplies

               -    Brachytherapy products

               -    Surgical device, sterile covers

               -    Minimally invasive accessories

Graphic: Photos of some needle guidance systems, covers, supplies, and accessories

Slide 28:

Conclusion: "Achieving Our Vision"

o    Client partnerships: OneSource OutSource(TM)

     -    27 new customers over past nine months

     -    Many new and expanded contracts with current customers

o    Strategic focus on two core markets

o    Increased bookings 20% compared to last year

o    Increased revenues quarter over quarter for past nine months

o    Operating results on track with program and expectations

o    Passed external independent quality systems audit

o    Strong balance sheet

We are working to achieve our vision to become our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.